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                                                                   EXHIBIT 10.21

                             AMENDMENT NUMBER ONE
                             --------------------

THIS AMENDMENT to the Agreement between National Home Centers, Inc. a corporation with its principal place of business located at Highway 265 North, City of Springdale, and State of Arkansas, and Morgan Stanley Dean Witter Trust FSB and their Successors in Trust ("Trustees"), all c/o National Home Centers, Inc., Highway 265 North, Springdale, Arkansas, to be effective as of January 1, 2001;

                                  WITNESSETH:

WHEREAS, the Employer and the Trustees heretofore have executed a Trust Agreement and Indenture, known as National Home Centers, Inc. 401(k) Retirement Plan, originally effective as of January 1, 1983, and most recently amended and restated effective August 1, 2000;

WHEREAS, it is deemed advisable to amend aforesaid Trust Agreement and Indenture in the manner provided in this Amendment;

NOW, THEREFORE, the parties hereto, in consideration of their mutual promises and covenants, do hereby agree to amend the aforesaid Trust Agreement and Indenture in the following manner:

  1.  ARTICLE II, EMPLOYEE PARTICIPANTS, Section 2.01, ELIGIBILITY, subsection
  (b), Service requirement, is hereby amended by deleting (1) "One Year of Service" and substituting in lieu thereof, (2) "Four months following the Employee's Employment Commencement Date."
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  2.  ARTICLE II, EMPLOYEE PARTICIPANTS, Section 2.02 YEARS OF SERVICE -
  PARTICIPATION, is hereby amended by deleting subsection (a), "1,000 Hours of Service", and substituting in lieu thereof (b), "One Hour of Service."

IN WITNESS WHEREOF, the Employer and Trustees have caused this Amendment to be executed by their duly appointed Officers this ________day of ___________, 2001.

ATTEST:

National Home Centers, Inc.

By____________________________

                                       TRUSTEE:


                                       MORGAN STANLEY DEAN WITTER TRUST FSB



                                       By_____________________________